Income Taxes	12 Months Ended
Dec. 31, 2017
Income Tax Disclosure [Abstract]
Income Taxes
Income Taxes
The expense for income taxes consists of the following (in thousands):

	Year Ended Year ended December 31,
	2017	2016	2015
Current:
Federal	$—	$—	$—
State	11	18	21
Foreign	56	183	54
Total income tax expense	67	201	75

A reconciliation of income taxes computed using the U.S. federal statutory rate to that reflected in operations follows:

	Year Ended Year ended December 31,
	2017	2016	2015
Income tax benefit using U.S. federal statutory rate	34.00%	34.00%	34.00%
State income taxes, net of federal benefit	5.08%	4.86%	5.23%
Research and development tax credits	1.51%	0.90%	0.83%
Permanent items - stock based compensation	(7.60)%	(2.66)%	(8.15)%
Foreign differential	(11.67)%	(11.03)%	(14.25)%
Other adjustments	(0.52)%	(0.11)%	(0.94)%
Impact of Tax Reform	(39.42)%	—%	—%
Change in the valuation allowance	18.49%	(26.21)%	(16.82)%
	(0.13)%	(0.25)%	(0.10)%

The principal components of our deferred tax assets are as follows (in thousands):

	2017	2016
Deferred Tax Assets:
Net operating loss carryforwards	53,228	53,654
Tax credit carryforwards	3,944	3,034
Accrued expenses	687	1,737
Stock based compensation	4,591	7,750
Intangibles	2,240	3,366
Other	903	1,181
Gross deferred tax assets	65,593	70,722
Valuation allowance	(65,593)	(70,722)
Net deferred tax assets	—	—

On December 22, 2017 President Donald Trump signed into U.S. law the Tax Cuts and Jobs Act of 2017 (“TCJA”). ASC Topic 740, Accounting for Income Taxes, requires companies to recognize the effect of tax law changes in the period of enactment even though the effective date for most provisions is for tax years beginning after December 31, 2017, or in the case of certain other provisions of the law, January 1, 2018.
Given the significance of the legislation, the U.S. Securities and Exchange Commission (the "SEC") staff issued Staff Accounting Bulletin ("SAB") No. 118 (“SAB 118”), which allows registrants to record provisional amounts during a one year “measurement period” similar to that used when accounting for business combinations. However, the measurement period is deemed to have ended prior to the one year term when the registrant has obtained, prepared, and analyzed the information necessary to finalize its accounting. During the measurement period, impacts of the law are expected to be recorded at the time a reasonable estimate for all or a portion of the effects can be made, and provisional amounts can be recognized and adjusted as information becomes available, prepared, or analyzed.
SAB 118 summarizes a three-step process to be applied at each reporting period to account for and qualitatively disclose: (1) the effects of the change in tax law for which accounting is complete; (2) provisional amounts (or adjustments to provisional amounts) for the effects of the tax law where accounting is not complete, but that a reasonable estimate has been determined; and (3) a reasonable estimate cannot yet be made and therefore taxes are reflected in accordance with the law prior to the enactment of the TCJA.
ASC Topic 740, Income Taxes (ASC 740) requires the tax effects of changes in tax laws must be recognized in the period in which the law is enacted, or December 22, 2017 for the TCJA. ASC 740 also requires deferred tax assets and liabilities to be measured at the enacted tax rate expected to apply when temporary differences are to be realized or settled. Thus, at the date of enactment, the Company’s deferred taxes were re-measured utilizing the new federal income tax rate of 21% which resulted in a $20.1 million decrease to the Company’s deferred tax assets which was completely offset by a change in the Company’s valuation allowance. The re-measurement calculation is provisional as the Company continues to evaluate the provisions of the Tax Reform.
The TCJA includes a one-time mandatory repatriation transition tax on the net accumulated earnings and profits of a U.S. taxpayer’s foreign subsidiaries. The Company has performed an estimated earnings and profits analysis. The current estimate of the transition tax results in no income inclusion to the Company. To the extent that a refinement is made that materially changes the estimate calculation, the inclusion should be fully offset by tax losses incurred by the Company. There should be no income tax effect in the current period. The calculation of earnings and profits is provisional and further time is needed for detailed refinement.
Other significant provisions that are not yet effective but may impact income taxes in future years include: an exemption from U.S. tax on dividends of future foreign earnings, limitation on the current deductibility of net interest expense in excess of 30% of adjusted taxable income, a limitation of net operating losses generated after fiscal 2018 to 80% of annual income, an incremental tax (base erosion anti-abuse tax or “BEAT”) on excessive amounts paid to foreign related parties, and a minimum tax on certain foreign earnings in excess of 10% of the foreign subsidiaries tangible assets (i.e., global intangible low-taxed income or “GILTI”). Because of the complexity of the new provisions, the Company is continuing to evaluate how the provisions will be accounted for under the U.S. generally accepted accounting principles wherein companies are allowed to make an accounting policy election of either (i) account for GILTI as a component of tax expense in the period in which the Company is subject to the rules (the “period cost method”), or (ii) account for GILTI in the Company’s measurement of deferred taxes (the “deferred method”). Currently, the Company has not elected a method and will only do so after its completion of the analysis of the GILTI provisions and its election method will depend, in part, on analyzing its global income to determine whether the Company expects to have future U.S. inclusions in its taxable income related to GILTI and, if so, the impact that is expected.
We have evaluated the positive and negative evidence bearing upon the realizability of our deferred tax assets. We have considered our history of operating losses and concluded, in accordance with the applicable accounting standards, that it is more likely than not that we will not realize the benefit of our deferred tax assets. Accordingly, our deferred tax assets have been fully reserved at December 31, 2017 and 2016. We reevaluate the positive and negative evidence on a quarterly basis.
The valuation allowance decreased approximately $5.1 million during the year ended December 31, 2017, due primarily to the decrease in the federal tax rate from 34% to 21% offset by an increase in net operating loss carryforwards and tax credits. The valuation allowance increased approximately $12.3 million during the year ended December 31, 2016, due primarily to the increase in the net operating loss carryforwards and tax credits.
Subject to the limitations described below at December 31, 2017, 2016, and 2015, we had net operating loss carryforwards of approximately $140.7 million, $119.8 million, and $94.2 million, respectively, to offset future federal taxable income, which expire beginning in 2031 continuing through 2037. As of December 31, 2017, 2016, and 2015, we had net operating loss carryforwards of approximately $137.6 million, $116.9 million and $92.5 million, respectively, to offset future state taxable income, which expire beginning in 2031 continuing through 2036. As of December 31, 2017, 2016 and 2015, we had net operating loss carryforwards of approximately $83.2 million, $59 million and 18.2 million respectively, to offset future foreign taxable income, which do not expire. We also had tax credit carryforwards of approximately $4.2 million, $3.4 million, $2.6 million as of December 31, 2017, 2016, and 2015, respectively, to offset future federal and state income taxes, which expire beginning in 2029 continuing through 2037.
The NOL and tax credit carryforwards are subject to review and possible adjustment by the Internal Revenue Service and state tax authorities and may become subject to an annual limitation in the event of certain cumulative changes in the ownership interest of significant shareholders over a three-year period in excess of 50%, as defined under Sections 382 and 383 of the Internal Revenue Code, as well as similar state provisions. This could limit the amount of tax attributes that can be utilized annually to offset future taxable income or tax liabilities. The amount of the annual limitation is determined based on our value immediately prior to the ownership change. Subsequent ownership changes may further affect the limitation in future years. During 2015, we conducted an IRC Section 382 study. The study resulted in an adjustment to our NOL carryforward of $0.5 million. As a full valuation allowance has been provided against our NOL and tax credit carryforwards, this adjustment was offset by an adjustment to the valuation allowance, and there was no impact to the consolidated balance sheet or consolidated statements of operations. The study was not updated during 2017.
We apply ASC 740, Income Taxes. ASC 740 provides guidance on the accounting for uncertainty in income taxes recognized in financial statements. At December 31, 2017 and 2016, we had no unrecognized tax benefits.
We will recognize interest and penalties related to uncertain tax positions in income tax expense. As of December 31, 2017, 2016, and 2015, we had no accrued interest or penalties related to uncertain tax positions and no amounts have been recognized in our consolidated statements of operations.
We file income tax returns in the U.S. Federal, Massachusetts and foreign jurisdictions. The statute of limitations for assessment by the Internal Revenue Service (IRS) and state tax authorities is open for tax years ended December 31, 2017, 2016 and 2015. Federal and state carryforward attributes that were generated prior to the tax year ended December 31, 2014 may still be adjusted upon examination by the IRS or state tax authorities if they either have been or will be used in a period for which the statute of limitations remains open. The statute of limitations for assessment by the authorities in the various foreign jurisdictions in which we file ranges from one to five years and is open for the tax years ended December 31, 2017, 2016, 2015 and 2014. There are currently no federal, state or foreign income tax audits in progress.
We have not, as yet, conducted a study of research and development (R&D) credit carryforwards. Such a study, once undertaken by us, may result in an adjustment to our R&D credit carryforwards; however, until a study is completed and any adjustment is known, no amounts are being presented as an uncertain tax position. A full valuation allowance has been provided against our R&D credits and, if an adjustment is required, this adjustment would be offset by an adjustment to the valuation allowance. Thus, there would be no impact to the balance sheet or statement of operations if an adjustment is required.